UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2008

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2008, Health Net, Inc. ("Health Net" or the "Company") announced the retirement of Stephen Lynch, President of the Company’s Health Plan Division, effective February 28, 2009 (the "Retirement Date"). From November 4, 2008 through the Retirement Date, Mr. Lynch will serve as the Company’s Special Advisor, Health Plan Division, reporting directly to James Woys, the Company's Chief Operating Officer. Mr. Lynch will work on special projects for Mr. Woys until the Retirement Date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

November 7, 2008	By:	/s/ Linda V. Tiano

Name: Linda V. Tiano
Title: Senior Vice President, General Counsel & Secretary